                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 5, 1999

                           POLAND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

              New York                           333-20307                           06-1070447
 ---------------------------------    --------------------------------  ------------------------------------
    (State or other jurisdiction                (Commission                       (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)


                              One Commercial Plaza
                        Hartford, Connecticut 06103-3585
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (860) 549-1674
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS.

         Poland Communications, Inc. ("PCI" or "Registrant"), a New York corporation, is a wholly-owned subsidiary of @ Entertainment, Inc., a Delaware corporation ("@ Entertainment"). As previously reported on PCI's Current Report on Form 8-K dated August 6, 1999, filed with the Securities and Exchange Commission on August 23, 1999, Bison Acquisition Corp., a wholly-owned subsidiary of United Pan-Europe Communication N.V., acquired 99% of the outstanding common stock of @ Entertainment, Inc. (the "Acquisition") and filed with the Secretary of State of the State of Delaware the Certificate of Ownership and Merger of Bison Acquisition Corp. with and into @ Entertainment, with @ Entertainment continuing as the surviving corporation (the "Merger").

         As a result of the Acquisition and the Merger, the Registrant believes that a "Change of Control" occurred under the indentures governing the issuance of its 9 7/8% Senior Notes Due 2003 and 9 7/8% Senior Discount Notes Due 2003 (collectively, the "Senior Notes"). Pursuant to the terms of the indentures governing the Senior Notes (each an "Indenture" and, collectively, the "Indentures"), upon the occurrence of a Change of Control, each holder of Senior Notes has the right, at such holder's option, to require PCI to repurchase all or a portion of such holder's Senior Notes at the Repurchase Price (as defined herein) plus accrued and unpaid interest through the Expiration Date (as defined herein).

         On September 5, 1999, the Registrant commenced an offer to repurchase (the "Offer to Repurchase" or "Offer") the Senior Notes at the repurchase price of $1,010 per $1,000 of principal amount, which is 101% per $1,000 principal amount of Senior Notes ("Repurchase Price") on the Expiration Date (as defined herein), plus accrued and unpaid interest. As of August 1, 1999, the Registrant had $129,668,000 aggregate principal amount at maturity of Senior Notes outstanding.

         Subject to the terms and conditions set forth in the Offer to Repurchase, the Offer will expire at 12:01 PM, New York city time, on November 2, 1999 unless the offer is extended (such time and date or the latest extension thereof, if extended, the "Expiration Date").

         Attached as an exhibit to this Current Report is a press release by United Pan-Europe Communications, N.V. relating to the change of control offers which is incorporated by reference.

ITEM 7.  EXHIBITS.

EXHIBIT NO.          DOCUMENT

   99.1              Press release of United Pan-Europe Communications, N.V.
                     dated September 20, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 POLAND COMMUNICATIONS, INC.


Date: September 20, 1999         By: /s/ Ray D. Samuelson
                                     ------------------------------------------
                                     Ray D. Samuelson
                                     Managing Director of Finance & Accounting

                                  EXHIBIT INDEX


Exhibit             Description
---------------     ------------------------------------------------------------
99.1                Press release of United Pan-Europe Communications, N.V.
                    dated September 20, 1999.